UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025 (June 17, 2025)

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 17, 2025, Medalist Diversified REIT, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “2025 Annual Meeting), during which the stockholders: (i) elected three Class II director nominees; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on May 22, 2025; (iii) ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2025; and (iv) approved the potential issuance of  shares of the Company’s common stock to the Company’s President and Chief Executive Officer, Mr. Francis P. Kavanaugh, in connection with the redemption of common units of limited partnership interest in Medalist Diversified Holdings, L.P. (the “Operating Partnership”). A description of each proposal voted on at the 2025 Annual Meeting, and the voting results for each such proposal, are set forth below:

Proposal No. 1: The proposal to elect three Class II directors to serve for a three-year term until the 2028 annual meeting of stockholders, until each such director’s successor is duly elected and qualified, was approved by the votes set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Marc Carlson	694,685	13,515	198,238
Lee Finley	689,442	18,757	198,239
Emanuel Neuman	683,767	24,433	198,238

Proposal No. 2: The compensation of the Company’s named executive officers was approved, on an advisory and non-binding basis, by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
656,057	43,497	8,646	198,238

Proposal No. 3: The appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2025 was ratified by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
822,034	7,749	16,655	0

Proposal No. 4: The potential issuance of shares of the Company’s common stock to Mr. Francis P. Kavanaugh in connection with the redemption of common units of limited partnership interest in the Operating Partnership was approved by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
681,822	21,704	4,672	198,240

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: June 20, 2025	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer